Exhibit 1.1

TOYOTA MOTOR CORPORATION

(a joint stock corporation incorporated under the laws of Japan)

Shares of Common Stock

in the form of Shares or American Depositary Shares

INTERNATIONAL UNDERWRITING AGREEMENT

Dated: •, 2006

TOYOTA MOTOR CORPORATION

(a joint stock corporation incorporated under the laws of Japan)

• Shares of Common Stock, no par value

in the form of Shares or American Depositary Shares

INTERNATIONAL UNDERWRITING AGREEMENT

•, 2006

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Nomura Securities International, Inc.

as Representatives of the several International Underwriters

c/o Merrill Lynch & Co.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

Toyota Motor Corporation, a joint stock corporation incorporated under the laws of Japan (the “Company”), Banks’ Shareholdings Purchase Corporation, a corporation established pursuant to the Law Concerning Limitations, etc. on Holding of Shares, etc. by Banks, etc. of Japan (the “BSPC Law”) (the “BSPC”), Mitsui Asset Trust and Banking Company, Limited, a joint stock corporation incorporated under the laws of Japan (the “Securities Trustee”), and Japan Trustee Services Bank, Ltd., a joint stock corporation incorporated under the laws of Japan (the “Securities Sub-trustee”), confirm their respective agreements with each of the International Underwriters named in Schedule A hereto (collectively, the “International Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Nomura Securities International, Inc. (“Nomura”) are acting as representatives (in such capacity, the “Representatives”), with respect to the sale by the BSPC in the United States and elsewhere outside Japan (the “International Offering”) and the purchase by the International Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, no par value, of the Company (the “Shares”) set forth in Schedule A hereto. Investors may elect to take delivery of some or all of the Shares purchased in the International Offering in the form of American Depositary Shares (“ADSs”). The Shares, including any ADSs representing such Shares, to be purchased by the International Underwriters are hereinafter called, collectively, the “International Securities.”

The ADSs will be evidenced by American Depositary Receipts (the “ADRs”) to be issued pursuant to a deposit agreement (the “Deposit Agreement”) dated as of September 27, 1999, entered into among the Company, The Bank of New York as depositary (the “Depositary”), and owners and beneficial owners of the ADRs. Each ADS will represent two (2) Shares.

It is understood by all parties hereto that the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee are concurrently entering into an underwriting agreement (the “Japanese Underwriting Agreement”) providing for the sale by the BSPC in Japan (the “Japanese Offering”) of an aggregate of 28,217,600 Shares (the “Japanese Securities”) through arrangements with certain underwriters in Japan (the “Japanese Underwriters”) for which Nomura Securities Co., Ltd. and Nikko Citigroup Limited are acting as representatives (in such capacity, the “Japanese Representatives”).

The International Underwriters and the Japanese Underwriters are hereinafter collectively called the “Global Underwriters.” This International Underwriting Agreement and the Japanese Underwriting Agreement are hereinafter collectively called the “Global Underwriting Agreements.” The International Securities and the Japanese Securities are hereinafter called the “Securities.” The International Offering and the Japanese Offering are hereinafter called the “Offerings.”

The BSPC has established a trust (the “Trust”) pursuant to a Separate Management Designated Comprehensive Trust Agreement dated March 7, 2002 (as amended and restated on April 1, 2006, the “Trust Agreement”) between the BSPC and the Securities Trustee. Pursuant to the Trust Agreement, the BSPC has entrusted the Securities to the Securities Trustee and the Securities Trustee has agreed to act as trustee of the Trust for the benefit of the BSPC. All references to the Trust Agreement shall include the guidelines (the “Guidelines”) established under the Trust Agreement by the Securities Trustee, with the approval of the BSPC, governing the disposal of securities held in the Trust. In addition, the Securities Trustee has established a trust (the “Sub-trust”) pursuant to a Specified Comprehensive Trust Agreement dated July 22, 2003 (the “Sub-trust Agreement”) between the Securities Trustee and the Securities Sub-trustee. Pursuant to the Sub-trust Agreement, the Securities Trustee has entrusted the Securities to the Securities Sub-trustee and the Securities Sub-trustee has agreed to act as trustee of the Sub-trust for the benefit of the Securities Trustee.

In addition, the BSPC, the Securities Trustee and the Securities Sub-trustee have entered into a Three Party Agreement Concerning Trust Administration Services dated July 22, 2003 (the “Three Party Agreement” and, together with the Trust Agreement and the Sub-trust Agreement, the “Trust Arrangement Agreements”), setting forth the mutual rights and obligations of the BSPC, the Securities Trustee and the Securities Sub-trustee with respect to the Trust Agreement, the Sub-trust Agreement and the BSPC’s entrustment of assets, including the Securities, thereunder.

The Securities Trustee has determined, pursuant to the Trust Agreement and in accordance with the Guidelines, to cause the Securities Sub-trustee to sell the Securities to the Global Underwriters under the Global Underwriting Agreements for the benefit of the BSPC, and the BSPC has confirmed that such sales comply with the Guidelines.

You have advised us that, concurrently with entering into the Global Underwriting Agreements, the Global Underwriters will enter into an Intersyndicate Agreement (the “Intersyndicate Agreement”), which provides, among other things, that the Japanese Underwriters shall have the authority to transfer a limited number of Shares from the Japanese syndicate to the International syndicate for re-sale by the International Underwriters in the International Offering, but in no event shall the Japanese Underwriters transfer Shares into the international syndicate in such amount as would cause the number of Securities offered and sold in the United States to exceed the amount of Securities registered under the Registration Statement (as defined below). The Company and the BSPC have agreed to appoint Nomura Securities Co., Ltd., Nikko Citigroup Limited and Merrill Lynch Japan Securities Co., Ltd. to act as Joint Global Coordinators (collectively, the “Joint Global Coordinators”) in connection with the Offerings.

It is agreed that Securities Trustee is not obligated to cause the Securities Sub-Trustee to sell, and the International Underwriters are not obligated to purchase, any International Securities unless all of the Japanese Securities are contemporaneously purchased by the Japanese Underwriters.

The Company, the BSPC, the Securities Trustee and the Securities Sub-trustee understand that the International Underwriters propose to make a public offering of the International Securities in the United States as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3 (No. 333-•), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the International Securities under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the International Securities that omitted Rule 430B Information is herein called a “preliminary prospectus.” As used herein, the term preliminary prospectus includes a supplement for use in Canada that is attached to and made a part thereof (the “Canadian Wrapper”). Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time that it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the International Underwriters for use in connection with the offering of the International Securities including the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus” (which term shall include the ADR Prospectuses (as defined below) unless the context otherwise requires). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

The Company and the Depositary have also filed with the Commission (i) a registration statement on Form F-6 (No. 333-10790), filed on September 9, 1999, and a related prospectus, which may be in the form of an ADR certificate (the “Initial Form F-6”) and (ii) a registration statement on Form F-6 (No. 333-•), filed on •, 2006, and a related prospectus, which may be in the form of an ADR certificate (the “Subsequent Form F-6” and, together with the Initial Form F-6, the “Registration Statements on Form F-6”), for the registration under the 1933 Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The Registration Statements on Form F-6, as amended at the time each becomes effective (including by the filing of any post-effective amendments thereto), and the prospectuses included therein, as then amended, are hereinafter called the “ADR Registration Statements” and the “ADR Prospectuses,” respectively.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each International Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(ii) hereof, the Closing Time referred to in Section 2(b) hereof and, with respect to Section 1(a)(i) hereof, such date and times as well as the other respective times referred to in such Section, and agrees with each International Underwriter, as follows:

(i) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations (“Rule 163”) and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the International Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(ii) Registration Statement, Prospectus and Disclosure at Time of Sale. The ADR Registration Statements have become effective under the 1933 Act. The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on November 7, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of any of the ADR Registration Statements or the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the International Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the time each of the ADR Registration Statements became effective and at the Closing Time, each ADR Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each ADR Prospectus, at the time such ADR Prospectus or any amendment or supplement thereto was issued, at the Applicable Time and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the International Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, including the Canadian Wrapper, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the International Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) as of the Applicable Time and the information included on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means •:00 [A.M][P.M.] ([New York] time) on •, 2006 or such other time as agreed by the Company and the Representatives.

“Statutory Prospectus” as of any time means the prospectus relating to the International Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the International Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the International Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the International Securities or until any earlier date that the issuer notified or notifies the Representatives as described in Section 3(a)(v) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through the Representatives or by the BSPC, the Securities Trustee or the Securities Sub-trustee expressly for use therein.

(iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the International Securities in the International Offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv) Independent Accountants. PricewaterhouseCoopers Aarata, the accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(v) Financial Statements. The annual and semiannual consolidated financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. All other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus,

except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vii) Incorporation of the Company. The Company has been duly organized and is validly existing as a joint stock corporation (kabushiki kaisha) under the laws of Japan and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Global Underwriting Agreements and the Deposit Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(viii) Incorporation of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation and, in jurisdictions in which such concept is applicable, is in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(ix) Capitalization. Other than due to the effect of the proposed repurchase of shares by the Company announced on November 7, 2006 and disclosed therein, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption “Capitalization and Indebtedness” and there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options, or agreements to grant warrants, rights or options, to purchase or to subscribe for, or obligations or commitments of the Company or any Subsidiary to create, issue, sell or otherwise dispose of, any capital stock or other equity securities (or any such securities, warrants, rights, options or obligations) of the Company or any Subsidiary (except, in the case of the Company, for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans of the Company referred to in the Prospectus or pursuant to the exercise of convertible securities or options of the Company referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities, was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising under the Corporation Act of Japan or the articles of incorporation and other organizational documents of the Company. Under the laws of Japan and the articles of incorporation and other organizational documents of the Company, the International Securities may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs (except as described in the Registration Statement). The International Securities are freely transferable by the Securities Sub-trustee to or for the account of the several International

Underwriters and are freely transferable by the several International Underwriters (to the extent described in the Registration Statement) to the initial purchasers thereof. There are no restrictions on subsequent transfers of the International Securities (except as described in the Registration Statement).

(x) Authorization of the Global Underwriting Agreements. Each of the Global Underwriting Agreements has been duly authorized, executed and delivered by the Company.

(xi) Authorization of Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xii) Description of the Securities. The Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; the ADSs conform to all statements relating thereto contained in the ADR Prospectuses and such description conforms in all material respects to the rights set forth in the instruments defining the same; holders of the Shares will be entitled to all the rights of shareholders as provided by the articles of incorporation of the Company, the share handling regulations of the Company (the “Share Handling Regulations”) and the Corporation Act of Japan; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the sale of the Securities by the Securities Sub-trustee is not subject to the preemptive or other similar rights of any securityholder of the Company arising under the Corporation Act of Japan or the articles of incorporation and other organizational documents of the Company.

(xiii) Validity of ADRs. Upon the issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, such ADRs evidencing ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing ADSs are registered will be entitled to the rights of registered holders of ADRs evidencing ADSs specified therein and in the Deposit Agreement.

(xiv) Absence of Withholding Tax. Except as described in the Prospectus, all dividends and other distributions declared and payable on the Shares (including payments to the Depositary in respect of ADSs) may under the laws and regulations of Japan in effect as of the date of this Agreement be paid in Japanese yen that may be converted into foreign currency that may be freely transferred out of Japan, subject to certain exceptions under the Foreign Exchange and Foreign Trade Law of Japan, and all such dividends and other distributions will not be subject to withholding or income taxes under the laws and regulations of Japan in effect as of the date of this Agreement and are otherwise free and clear of any other similar tax, withholding or deduction in Japan and without the necessity of obtaining any consent, approval, authorization, order, registration, clearance or qualification or complying with any formalities (except for those required for obtaining the benefits under the relevant tax treaty) (hereinafter referred to as “Governmental Authorizations”) of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange authorities or self-regulatory organizations (hereinafter referred to as a “Governmental Agency”) in Japan.

No stamp or other issuance or transfer taxes or duties and no withholding or other similar taxes are payable by or on behalf of the Global Underwriters, and no capital gains, income or other similar taxes are payable by or on behalf of the Global Underwriters (excluding the Japanese Underwriters or any Global Underwriter having a permanent establishment in Japan) to Japan or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Securities against the issuance of ADRs evidencing ADSs, (B) the sale and delivery of the Securities by the Securities Sub-trustee to or for the respective accounts of the Global Underwriters, (C) the execution and delivery of the Global Underwriting Agreements or (D) the sale and delivery by the Global Underwriters of the Securities to the initial purchasers thereof.

(xv) Absence of Defaults and Conflicts. None of the Company or any of the Subsidiaries is (A) in violation of its articles of incorporation, board of directors’ regulations, board of corporate auditors’ regulations, share handling regulations or similar organizational documents, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, “Agreements and Instruments”) except, in the case of clause (B) above, for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Japanese Underwriting Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement and the Deposit Agreement and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation, board of directors’ regulations, board of corporate auditors’ regulations, share handling regulations or other organizational documents, if any, of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, Japanese or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(xvi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent which, in either case, would result in a Material Adverse Effect.

(xvii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, Japanese or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the Japanese Underwriting Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

(xviii) Enforceability in Japan. Each of the Global Underwriting Agreements, the Deposit Agreement and the ADRs evidencing the ADSs is in proper form under the laws of Japan to be enforced against the Company and the certificates for the Securities are in proper form to be legal and valid under the laws of Japan, and to ensure the legality, validity, enforceability or admissibility into evidence in Japan of the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Securities, as the case may be, it is not necessary that the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Securities or any other documents be filed or recorded with any court or other authority in Japan or that any Japanese stamp or similar tax be paid by the Global Underwriters or purchasers therefrom on or in respect of the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Securities or any other document to be furnished hereunder or thereunder.

(xix) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the ADR Registration Statements, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xx) Accuracy of Tax Disclosure. The statements set forth under the caption “Taxation” in the Company’s Annual Report on Form 20-F for the fiscal year ended March 31, 2006, which is incorporated by reference in the Prospectus, insofar as they purport to describe the provisions of the laws and documents, and the legal conclusions with respect thereto, referred to therein, are accurate, complete and fair.

(xxi) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the businesses now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, Japanese or foreign, is necessary or required for the performance by the Company of its obligations under the Global Underwriting Agreements, in connection with the offering and sale of the Securities or the consummation of the transactions contemplated by the Global Underwriting Agreements and the Deposit Agreement, except (A) such as have already been made or obtained, (B) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside Japan and the United States, and (C) (1) the amendment notice to the securities notice to be filed by the Company and (2) the amendment notice to the extraordinary report to be filed by the Company, in each case under the Securities Exchange Law of Japan.

(xxiii) Absence of Manipulation. Neither the Company nor any subsidiary of the Company or any person acting on any of their behalf has taken, nor will the Company or any subsidiary of the Company or any person acting on any of their behalf take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(xxiv) Possession of Licenses and Permits. The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Japanese or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxv) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxvi) Investment Company Act. The Company is not required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxvii) PFIC Status. The Company does not believe it is a passive foreign investment company (a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and expects to continue its operations in such a manner that it will not be a PFIC.

(xxviii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any Japanese or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxix) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(xxx) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act, the Securities and Exchange Law of Japan and the rules and regulations of the New York Stock Exchange and the Tokyo Stock Exchange is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, the New York Stock Exchange the Tokyo Stock Exchange and the rules and regulations under the Securities and Exchange Law of Japan, as the case may be, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxxi) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxii) Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxiii) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for such non-compliance that would not reasonably be expected to result in a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxiv) OFAC. None of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(b) Representations and Warranties by the BSPC. The BSPC represents and warrants to each International Underwriter as of the date hereof, as of the Applicable Time and as of the Closing Time, and agrees with each International Underwriter, as follows:

(i) Accurate Disclosure. To the extent that any statements or omissions made in the General Disclosure Package, the Prospectus or any amendments or supplements thereto relate to the BSPC, none of the General Disclosure Package, the Prospectus or any amendments or supplements thereto, including the Canadian Wrapper, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the BSPC is not in possession of any material information relating to the Company which is not set forth in the General Disclosure Package, the Prospectus or any amendments or supplements thereto.

(ii) Due Establishment of the BSPC. The BSPC (A) has been duly organized, with the requisite approval of the Prime Minister and the Minister of Finance of Japan, pursuant to the BSPC Law and in compliance with all other applicable laws, and is validly existing as a corporation under the BSPC Law; and (B) has corporate power and authority to enter into and perform its obligations under the Global Underwriting Agreements.

(iii) Authorization of the Global Underwriting Agreements. The BSPC has the full right, power and authority to enter into the Global Underwriting Agreements, the Trust Agreement and the Three Party Agreement and to take any actions required to be taken by it hereunder and thereunder in connection with the sale, transfer and delivery of the Securities under the Global Underwriting Agreements. The BSPC has taken all action required to be taken by it under the Trust Arrangement Agreements and under applicable law to enable the Securities Trustee to cause the Securities Sub-trustee to sell the Securities to the Global Underwriters under the Global Underwriting Agreements for the benefit of the BSPC, including confirming that such sales comply with the Guidelines. The execution, delivery and performance of the Global Underwriting Agreements, the Trust Agreement and the Three Party Agreement and the consummation of the transactions contemplated therein and in the Registration Statement and compliance by the BSPC with its obligations thereunder have been duly authorized by the BSPC and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the BSPC pursuant to any contract (including, without limitation, the Trust Agreement and the Three Party Agreement), indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the BSPC is a party or by which the BSPC may be bound, or to which any of the property or assets of the BSPC is subject, nor will such action result in any violation of the provisions of the articles of incorporation, operational regulations (gyomu kitei) or other internal rules or regulations, if any, of the BSPC, the terms of the Trust Agreement or the Three Party Agreement or any applicable treaty, law (including, without limitation, the BSPC Law), statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, Japanese or foreign, having jurisdiction over the BSPC or any of its properties.

(iv) Authorization of the Trust Agreement and the Three Party Agreement and Establishment of the Trust. (A) Each of the Trust Agreement and the Three Party Agreement (i) has been duly authorized, executed and delivered by the BSPC, (ii) was entered into in compliance with all applicable laws (including, without limitation, the BSPC Law), (iii) under the laws of Japan, constitutes a valid and binding agreement of the BSPC, enforceable against the BSPC in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (iv) remains in full force and effect; (B) the Three Party Agreement was entered into in compliance with the terms of the Trust Agreement; and (C) the Trust (i) was duly established pursuant to the Trust Agreement in compliance with all applicable laws, (ii) is legally valid and binding on the parties thereto, and (iii) remains in full force and effect.

(v) Authorization, Execution and Delivery of the Global Underwriting Agreements. Each of the Global Underwriting Agreements has been duly authorized, executed and delivered by the BSPC.

(vi) Good and Valid Title. Subject only to the Trust, the Sub-trust and the Trust Arrangement Agreements, the Securities Sub-trustee has, and at the Closing Time will have, good and valid title to the Securities free and clear of all security interests, mortgages, pledges, charges, claims, liens (excluding statutory general liens over the assets of the BSPC that will automatically expire by the delivery of the Securities to the Global Underwriters), equities or other encumbrances. Upon delivery of the Securities and payment of the purchase price therefor as contemplated under the Global Underwriting Agreements, each of the Global Underwriters will receive good and valid title to the Securities purchased by it from the Securities Sub-trustee, free and clear of any security interest, mortgage, pledge, charge, claim, lien, equity or other encumbrance.

(vii) Absence of Manipulation. Neither the BSPC nor any affiliate of the BSPC or any person acting on any of their behalf has taken, nor will the BSPC or any affiliate of the BSPC or any person acting on any of their behalf take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(viii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, Japanese or foreign, is necessary or required for the performance by the BSPC of its obligations under the Global Underwriting Agreements, the Trust Agreement or the Three Party Agreement or in connection with the sale and delivery of the Securities or the consummation of the transactions contemplated by the Global Underwriting Agreements, including any actions required to be taken by it under the Trust Agreement or the Three Party Agreement, except (A) such as have already been made or obtained, (B) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside Japan and the United States, and (C) reports to the Commissioner of the Financial Services Agency and the Minister of Finance required under the BSPC Law.

(ix) No Stamp or Other Transfer or Similar Tax. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Global

Underwriters to Japan or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Securities against the issuance of ADRs evidencing ADSs, (B) the sale and delivery of the Securities to or for the respective accounts of the Global Underwriters, (C) the execution and delivery of the Global Underwriting Agreements or (D) the sale and delivery by the Global Underwriters of the Securities to the initial purchasers thereof.

(x) No Association with NASD. Neither the BSPC nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (ee) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

(c) Representations and Warranties by the Securities Trustee. The Securities Trustee represents and warrants to each International Underwriter as of the date hereof, as of the Applicable Time and as of the Closing Time, and agrees with each International Underwriter, as follows:

(i) Accurate Disclosure. To the extent that any statements or omissions made in the General Disclosure Package, the Prospectus or any amendments or supplements thereto relate to the Securities Trustee, none of the General Disclosure Package, the Prospectus or any amendments or supplements thereto, including the Canadian Wrapper, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii) Due Establishment of the Securities Trustee. The Securities Trustee (A) has been duly organized and is validly existing as a joint stock corporation (kabushiki kaisha) under the laws of Japan; (B) is licensed as a trust bank under the Banking Law of Japan and the Law Concerning the Combination of the Trust Business of Financial Institutions of Japan; (C) has corporate power and authority to enter into and perform its obligations under the Global Underwriting Agreements; and (D) has all necessary power and authority, including under the Trust Arrangement Agreements, to cause the Securities Sub-trustee to fulfill its obligations under this Agreement to sell the International Securities to the International Underwriters in accordance with the terms hereof.

(iii) Authorization of the Global Underwriting Agreements. The Securities Trustee has the full right, power and authority to enter into the Global Underwriting Agreements and to cause the Securities Sub-trustee to sell the Securities to the Global Underwriters under the Global Underwriting Agreements for the benefit of the BSPC, including the full right, power and authority to enter into the Trust Agreement, the Sub-trust Agreement and the Three Party Agreement and to take any actions required to be taken by it hereunder and thereunder in connection with the sale, transfer and delivery of the Securities under the Global Underwriting Agreements. The Securities Trustee has taken all action required to be taken by it under the Trust Arrangement Agreements, including confirming that the sales of the Securities comply with the Guidelines and issuing instructions to the Securities Sub-trustee to sell the Securities, and under applicable law to enable it to cause the Securities Sub-trustee to fulfill its obligations under this Agreement to sell the International Securities to the International Underwriters in accordance with the terms hereof. The execution, delivery and performance of the Global Underwriting Agreements and the Trust Arrangement Agreements and the consummation of the transactions contemplated therein and in the Registration Statement and compliance by the Securities Trustee with its obligations thereunder have been duly authorized by the Securities Trustee and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Securities Trustee pursuant to any contract (including, without limitation, the Trust Agreement, the Sub-trust Agreement and the Three Party Agreement), indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Securities Trustee is a party or by which the Securities

Trustee may be bound, or to which any of the property or assets of the Securities Trustee is subject, nor will such action result in any violation of the provisions of the articles of incorporation, regulations of the board of directors or other internal rules or regulations, if any, of the Securities Trustee, the terms of the Trust Arrangement Agreements or any applicable treaty, law (including, without limitation, the BSPC Law), statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, Japanese or foreign, having jurisdiction over the Securities Trustee or any of its properties.

(iv) Authorization of the Trust Arrangement Agreements and Establishment of the Sub-trust. (A) Each of the Trust Agreement, the Sub-trust Agreement and the Three Party Agreement (i) has been duly authorized, executed and delivered by the Securities Trustee, (ii) was entered into in compliance with all applicable laws (including, without limitation, the BSPC Law), (ii) under the laws of Japan, constitutes a valid and binding agreement of the Securities Trustee, enforceable against the Securities Trustee in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and (iv) remains in full force and effect; (B) the Three Party Agreement was entered into in compliance with the terms of the Trust Agreement and the Sub-trust Agreement; (C) the Trust (i) was duly established pursuant to the Trust Agreement in compliance with all applicable laws, (ii) is legally valid and binding on the parties thereto, and (iii) remains in full force and effect; and (D) the Sub-trust (i) was duly established pursuant to the Sub-trust Agreement in compliance with all applicable laws, (ii) is legally valid and binding on the parties thereto, and (iii) remains in full force and effect.

(v) Authorization, Execution and Delivery of the Global Underwriting Agreements. Each of the Global Underwriting Agreements has been duly authorized, executed and delivered by the Securities Trustee.

(vi) Good and Valid Title. Subject only to the Trust, the Sub-trust and the Trust Arrangement Agreements, the Securities Sub-trustee has, and at the Closing Time will have, good and valid title to the Securities free and clear of all security interests, mortgages, pledges, charges, claims, liens (excluding statutory general liens over the assets of the BSPC that will automatically expire by the delivery of the Securities to the Global Underwriters), equities or other encumbrances. Upon delivery of the Securities and payment of the purchase price therefor as contemplated under the Global Underwriting Agreements, each of the Global Underwriters will receive good and valid title to the Securities purchased by it from the Securities Sub-trustee, free and clear of any security interest, mortgage, pledge, charge, claim, lien, equity or other encumbrance.

(vii) Absence of Manipulation. Neither the Securities Trustee nor any affiliate of the Securities Trustee or any person acting on any of their behalf has taken, nor will the Securities Trustee or any affiliate of the Securities Trustee or any person acting on any of their behalf take, directly or indirectly, any action (on its own account or at its discretion) which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(viii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, Japanese or foreign, is necessary or required for the performance by the Securities Trustee of its obligations under the Global Underwriting Agreements, the Trust Agreement, the Sub-trust Agreement or the Three Party Agreement or in connection with the sale and delivery of the Securities or the consummation of the transactions contemplated by the Global Underwriting Agreements, including any actions required to be taken by it under the Trust Agreement, the Sub-trust Agreement or the Three Party Agreement, except (A) such as have already been made or obtained, and (B) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside Japan and the United States.

(d) Representations and Warranties by the Securities Sub-trustee. The Securities Sub-trustee represents and warrants to each International Underwriter as of the date hereof, as of the Applicable Time and as of the Closing Time, and agrees with each International Underwriter, as follows:

(i) Accurate Disclosure. To the extent that any statements or omissions made in the General Disclosure Package, the Prospectus or any amendments or supplements thereto relate to the Securities Sub-trustee, none of the General Disclosure Package, the Prospectus or any amendments or supplements thereto, including the Canadian Wrapper, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii) Due Establishment of the Securities Sub-trustee. The Securities Sub-trustee (A) has been duly organized and is validly existing as a joint stock corporation (kabushiki kaisha) under the laws of Japan; (B) is licensed as a trust bank under the Banking Law of Japan and the Law Concerning the Combination of the Trust Business of Financial Institutions of Japan; (C) has corporate power and authority to enter into and perform its obligations under the Global Underwriting Agreements; and (D) has all necessary power and authority to fulfill its obligations under this Agreement to sell the International Securities to the International Underwriters in accordance with the terms hereof.

(iii) Authorization of the Global Underwriting Agreements. The Securities Sub-trustee has the full right, power and authority to enter into the Global Underwriting Agreements and to sell the Securities to the Global Underwriters under the Global Underwriting Agreements for the benefit of the BSPC, including the full right, power and authority to enter into the Sub-trust Agreement and the Three Party Agreement and to take any actions required to be taken by it hereunder and thereunder in connection with the sale, transfer and delivery of the Securities under the Global Underwriting Agreements. The Securities Sub-trustee has taken all action required to be taken by it under the Trust Arrangement Agreements, including the receipt of instructions from the Securities Trustee to sell the Securities, and under applicable law to enable it to fulfill its obligations under this Agreement to sell the International Securities to the International Underwriters in accordance with the terms hereof. The execution, delivery and performance of the Global Underwriting Agreements, the Sub-trust Agreement and the Three Party Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated therein and in the Registration Statement and compliance by the Securities Sub-trustee with its obligations thereunder have been duly authorized by the Securities Sub-trustee and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Securities Sub-trustee pursuant to any contract (including, without limitation, the Sub-trust Agreement and the Three Party Agreement), indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Securities Sub-trustee is a party or by which the Securities Sub-trustee may be bound, or to which any of the property or assets of the Securities Sub-trustee is subject, nor will such action result in any violation of the provisions of the articles of incorporation, regulations of the board of directors or other internal rules or regulations, if any, of the Securities Sub-trustee, the terms of the Sub-trust Agreement and the Three Party Agreement or any applicable treaty, law (including, without limitation, the BSPC Law), statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, Japanese or foreign, having jurisdiction over the Securities Sub-trustee or any of its properties.

(iv) Authorization of the Sub-trust Agreement and the Three Party Agreement and Establishment of the Sub-trust. (A) Each of the Sub-trust Agreement and the Three Party Agreement (i) has been duly authorized, executed and delivered by the Securities Sub-trustee, (ii) was entered into in compliance with all applicable laws (including, without limitation, the BSPC Law), (iii) under the laws of Japan, constitutes a valid and binding agreement of the Securities Sub-trustee, enforceable against the Securities Sub-trustee in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (iv) remains in full force and effect; (B) the Three Party Agreement was entered into in compliance with the terms of the Sub-trust Agreement; and (C) the Sub-trust (i) was duly established pursuant to the Sub-trust Agreement in compliance with all applicable laws, (ii) is legally valid and binding on the parties thereto, and (iii) remains in full force and effect.

(v) Authorization, Execution and Delivery of the Global Underwriting Agreements. Each of the Global Underwriting Agreements has been duly authorized, executed and delivered by the Securities Sub-trustee.

(vi) Good and Valid Title. Subject only to the Trust, the Sub-trust and the Trust Arrangement Agreements, the Securities Sub-trustee has, and at the Closing Time will have, good and valid title to the Securities free and clear of all security interests, mortgages, pledges, charges, claims, liens (excluding statutory general liens over the assets of the BSPC that will automatically expire by the delivery of the Securities to the Global Underwriters), equities or other encumbrances. The International Securities are freely transferable by the Securities Sub-trustee to or for the account of the several International Underwriters and are freely transferable by the several International Underwriters. Upon delivery of the Securities and payment of the purchase price therefor as contemplated under the Global Underwriting Agreements, each of the Global Underwriters will receive good and valid title to the Securities purchased by it from the Securities Sub-trustee, free and clear of any security interest, mortgage, pledge, charge, claim, lien, equity or other encumbrance.

(vii) Absence of Manipulation. Neither the Securities Sub-trustee nor any affiliate of the Securities Sub-trustee or any person acting on any of their behalf has taken, nor will the Securities Sub-trustee or any affiliate of the Securities Sub-trustee or any person acting on any of their behalf take, directly or indirectly (on its own account and at its discretion), any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(viii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, Japanese or foreign, is necessary or required for the performance by the Securities Sub-trustee of its obligations under the Global Underwriting Agreements, the Sub-trust Agreement or the Three Party Agreement or in connection with the sale and delivery of the Securities or the consummation of the transactions contemplated by the Global Underwriting Agreements, including any actions required to be taken by it under the Sub-trust Agreement or the Three Party Agreement, except (A) such as have already been made or obtained, and (B) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside Japan and the United States and (C) reports to the Minister of Finance required under the Foreign Exchange and Foreign Trade Control Law.

(e) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the International Underwriters pursuant to the terms of this

Agreement shall be deemed a representation and warranty by the Company to each International Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the BSPC, the Securities Trustee or the Securities Sub-trustee as such and delivered to the Representatives or to counsel for the International Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such party to the International Underwriters as to the matters covered thereby.

SECTION 2. Sale and Delivery to International Underwriters; Closing.

(a) International Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Securities Sub-trustee agrees to sell to each International Underwriter, severally and not jointly, and each International Underwriter, severally and not jointly, agrees to purchase from the Securities Sub-trustee, at a price per share of ¥•, that number of International Securities set forth in Schedule A opposite the name of such International Underwriter, plus any additional number of International Securities which such International Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the International Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

(b) Payment. Payment for the International Securities shall be made at a place as shall be agreed upon by the Representatives, the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee at • A.M. (Tokyo time) on •, 2006 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten New York Business Days after such date as shall be agreed upon by the Representatives, the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee (such time and date of payment and delivery being herein called “Closing Time”). “New York Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day that settlements are allowed to take place on the New York Stock Exchange and which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

Payment of the purchase price for the International Securities shall be made to the Securities Sub-trustee by wire transfer of immediately available funds in Japanese yen to a bank account designated by the Securities Sub-trustee against delivery to the Representatives, for the respective accounts of the International Underwriters, of the International Securities which the International Underwriters have agreed to purchase. It is understood that each International Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Securities which such International Underwriter has agreed to purchase. Nomura, individually and not as representative of the International Underwriters, may (but shall not be obligated to) make payment of the purchase price for the International Securities to be purchased by any International Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such International Underwriter from its obligations hereunder.

(c) Delivery to Nomura of the Shares to be Offered and Sold in the International Offering. On or before •, 2006, the Representatives will notify the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee of the number of International Securities offered and sold in the International Offering that investors have requested be delivered in the form of Shares. As contemplated under Section 3(d)(iv) hereof, the Securities Sub-trustee shall deliver to Nomura Securities Co., Ltd., one business day prior to the Closing Time, the number of Shares that investors in the International Offering have requested be delivered in the form of Shares, and Nomura Securities Co., Ltd. shall hold such Shares in custody for the benefit of the Securities Sub-trustee. Subject to confirmation of receipt of payment of the purchase price for the International Securities as described in (b) above, the Securities Sub-trustee shall cause delivery to be made at the Closing Time to Nomura, or its agent in Japan acting on behalf of the International Underwriters, of the number of Shares that will be delivered in the form of Shares through the Japan Securities Depository Center (“JASDEC”) system.

(d) Delivery to Nomura of the Shares underlying the ADSs to be Offered and Sold in the International Offering. On or before •, 2006, the Representatives will notify the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee of the number of International Securities offered and sold in the International Offering that investors have requested be delivered in the form of ADSs. As contemplated under Section 3(d)(iv) hereof, the Securities Sub-trustee shall deliver to Nomura Securities Co., Ltd., one business day prior to the Closing Time, the number of Shares equal to two times the number of ADSs that investors in the International Offering have requested be delivered in the form of ADSs, and Nomura Securities Co., Ltd. shall hold such Shares in custody for the benefit of the Securities Sub-trustee. ADSs to be sold in the International Offering shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) on the books of the Depositary and delivered by or on behalf of the Depositary to the DTC participant account of Nomura, for the account of the Securities Sub-trustee, following delivery by Nomura, or its agent in Japan, for deposit with Sumitomo Mitsui Banking Corporation, 3-2 Marunouchi 1-Chome, Chiyoda-ku, Tokyo 100-0005, Japan, as custodian under the Deposit Agreement, for the account of the Depositary of the International Securities to be delivered in the form of ADSs in accordance with the terms of the Deposit Agreement. Subject to the satisfaction of the terms of the Deposit Agreement, to confirmation of payment of the purchase price of the International Securities as described in paragraph (b) above and to the Securities Sub-trustee’s communication of such confirmation of payment to the Depositary at the Closing Time, the Depositary shall deliver the ADSs to Nomura for the account of the International Underwriters at the opening of business in New York on the date of the Closing Time.

SECTION 3. Covenants.

(a) Covenants of the Company. The Company covenants with each International Underwriter as follows:

(i) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or either of the ADR Registration Statements, or any new registration statement relating to the International Securities, shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or either of the ADR Registration Statements, or the filing of a new registration statement, or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or either of the ADR Registration Statements, or such new registration statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the International Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the International Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the International Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(ii) Filing of Amendments and 1934 Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or either of the ADR Registration Statements or new registration statement relating to the International Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the International Underwriters on a reasonable basis. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the International Underwriters except for any document that in the written opinion of counsel to the Company is required to by filed by the 1934 Act.

(iii) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the International Underwriters, without charge, two photocopies of the manually executed version of the Original Registration Statement and of each amendment to the Original Registration Statement and each of the ADR Registration Statements (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and two photocopies of the manually executed versions of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement, each of the ADR Registration Statements and of each amendment thereto (without exhibits) for each of the International Underwriters. The copies of the Original Registration Statement, each of the ADR Registration Statements and each amendment thereto furnished to the International Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(iv) Delivery of Prospectuses. The Company has delivered to each International Underwriter, without charge, as many copies of each preliminary prospectus as such International Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such International Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the International Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(v) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the International Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the International Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Underwriters or for the Company, to amend the Registration Statement or either of the ADR Registration Statements or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or either of the ADR Registration Statements or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment, supplement or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities), and the Company will furnish to the International Underwriters such number of copies of such amendment, supplement or new registration statement as the International Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, either of the ADR Registration Statements, the Statutory Prospectus or any preliminary prospectus relating to the International Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(vi) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the International Underwriters, to qualify the International Securities and ADSs for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and the Company agrees and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(vii) Absence of Manipulation. Neither the Company nor any affiliate of the Company or any person acting on any of their behalf will take, directly or indirectly, any action which is designed to, which will constitute or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(viii) Deposit Agreement. The Company will comply in all material respects with the Deposit Agreement so that the ADRs evidencing ADSs to be delivered to the International Underwriters at the Closing Time are executed by the Depositary (and, if applicable, countersigned).

(ix) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the International Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(x) Restriction on Sale of Shares. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Joint Global Coordinators, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Shares or ADSs or any securities convertible into or exercisable or exchangeable for Shares or ADSs or file, or cause to be filed, any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Shares or ADSs, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or ADSs or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (B) any Shares issued or options to purchase Shares granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (C) any Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan of the Company, (D) Shares issued by the Company in connection with any stock split or (E) any Shares sold by the Company to shareholders holding less than one unit of 100 Shares. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed in this clause (x) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(xi) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(xii) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each International Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the International Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(xiii) Public Announcements. During the period beginning on the date hereof and ending on the later of the Closing Time and the date of the completion of the placement of the International Securities, as evidenced by a notice in writing from the Representatives to the Company, (A) the Company will not, and will cause its subsidiaries and all other parties acting on its behalf not to, without giving reasonable notice of its intention to do so to the Representatives, issue any public announcement or participate in any press or other financial conference which (1) could reasonably be expected to have a material effect on the price or distribution of the International Securities or (2) contradict any of the information contained in the Prospectus and will not issue any such public announcement or participate in any press or other financial conference to which the Representatives shall reasonably object, and (B) the Company will notify the Representatives promptly of any event or development making untrue or incorrect in any material respect, or of any change materially affecting, any of the representations, warranties, agreements or indemnities made by it herein at any time prior to the Closing Time and will take such steps as may be reasonably requested by the Representatives to remedy or publicize the same.

(xiv) Notice to the Director of the Kanto Local Finance Bureau. Following execution of this Agreement, the Company will file in a timely manner all related documents required to be submitted to the Director General of the Kanto Local Finance Bureau under the Securities and Exchange Law of Japan.

(b) Covenants of the BSPC. The BSPC covenants with each International Underwriter as follows:

(i) Notification of Material Events. The BSPC will immediately notify the Representatives if, on any date prior to the date on which all of the International Securities have been sold by the International Underwriters, anything occurs which would or might render untrue or incorrect in any respect any of the representations and warranties of the BSPC contained in Section 1(b) hereof.

(ii) Public Announcements. During the period beginning on the date hereof and ending on the later of the Closing Time and the date of the completion of the placement of the International Securities, as evidenced by a notice in writing from the Representatives to the BSPC, (A) the BSPC will not, and will cause all other parties acting on its behalf not to, without obtaining the prior written approval of the Representatives, issue any public announcement or participate in any press or other financial conference which (1) could reasonably be expected to have a material effect on the price or distribution of the International Securities or (2) contradict any of the information contained in the Prospectus, and (B) the BSPC will notify the Representatives promptly of any event or development making untrue or incorrect in any material respect, or of any change materially affecting, any of the representations, warranties, agreements or indemnities made by it herein at any time prior to the Closing Time and will take such steps as may be reasonably requested by the Representatives to remedy or publicize the same.

(iii) Absence of Manipulation. Neither the BSPC nor any affiliate of the BSPC or any person acting on any of their behalf will take, directly or indirectly, any action which is designed to, which will constitute or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(iv) Issuer Free Writing Prospectuses. The BSPC represents and agrees that it has not made and will not make any offer relating to the International Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, whether or not required to be filed with the Commission.

(v) Form W-8. The BSPC will deliver to the Representatives on behalf of the International Underwriters on or prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(c) Covenants of the Securities Trustee. The Securities Trustee covenants with each International Underwriter as follows:

(i) Absence of Manipulation. Neither the Securities Trustee nor any affiliate of the Securities Trustee or any person acting on any of their behalf will take, directly or indirectly, any action which is designed to, which will constitute or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(ii) Public Announcements. During the period beginning on the date hereof and ending on the later of the Closing Time and the date of the completion of the placement of the International Securities, as evidenced by a notice in writing from the Representatives to the Securities Trustee, (A) the Securities Trustee will not, and will cause all other parties acting on its behalf not to, without obtaining the prior written approval of the Representatives, issue any public announcement or participate in any press or other financial conference which (1) could reasonably be expected to have a material effect on the price or distribution of the International Securities or (2) contradict any of the information contained in the Prospectus, and (B) the Securities Trustee will notify the Representatives promptly of any event or development making untrue or incorrect in any material respect, or of any change materially affecting, any of the representations, warranties, agreements or indemnities made by it herein at any time prior to the Closing Time and will take such steps as may be reasonably requested by the Representatives to remedy or publicize the same.

(iii) Issuer Free Writing Prospectuses. The Securities Trustee represents and agrees that it has not made and will not make any offer relating to the International Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, whether or not required to be filed with the Commission.

(iv) Delivery of International Securities. The Securities Trustee will cause the Securities Sub-trustee to deposit the International Securities with Nomura Securities Co., Ltd. to hold in custody at least one business day prior to the Closing Time through the JASDEC book entry system in accordance with the instructions provided by the Representatives in accordance with Sections 2(c) and 2(d) hereof.

(d) Covenants of the Securities Sub-trustee. The Securities Sub-trustee covenants with each International Underwriter as follows:

(i) Absence of Manipulation. Neither the Securities Sub-trustee nor any affiliate of the Securities Sub-trustee or any person acting on any of their behalf will take, directly or indirectly, any action which is designed to, which will constitute or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the ADSs.

(ii) Public Announcements. During the period beginning on the date hereof and ending on the later of the Closing Time and the date of the completion of the placement of the International Securities, as evidenced by a notice in writing from the Representatives to the Securities Sub-trustee, (A) the Securities Sub-trustee will not, and will cause all other parties acting on its behalf not to, without obtaining the prior written approval of the Representatives, issue any public announcement or participate in any press or other financial conference which (1) could reasonably be expected to have a material effect on the price or distribution of the International Securities or (2) contradict any of the information contained in the Prospectus, and (B) the Securities Sub-trustee will notify the Representatives promptly of any event or development making untrue or incorrect in any material respect, or of any change materially affecting, any of the representations, warranties, agreements or indemnities made by it herein at any time prior to the Closing Time and will take such steps as may be reasonably requested by the Representatives to remedy or publicize the same.

(iii) Issuer Free Writing Prospectuses. The Securities Sub-trustee represents and agrees that it has not made and will not make any offer relating to the International Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, whether or not required to be filed with the Commission.

(iv) Delivery of International Securities. The Securities Sub-trustee will deposit the International Securities with Nomura Securities Co., Ltd. to hold in custody at least one business day prior to the Closing Time through the JASDEC book entry system in accordance with the instructions provided by the Representatives in accordance with Sections 2(c) and 2(d) hereof.

SECTION 4. Payment of Expenses.

(a) Expenses. Except as otherwise provided herein, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and the ADR Registration Statements as originally filed and of each amendment thereto; (ii) the preparation and delivery to the

International Underwriters of this Agreement, any Agreement among International Underwriters, the Intersyndicate Agreement and any such other documents as may be required in connection with the offering, purchase, sale or delivery of the International Securities; (iii) the delivery of the certificates for the International Securities and ADRs evidencing the ADSs to the International Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the International to the International Underwriters and any charges of clearing agencies in connection therewith; (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors; (v) the printing of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto, including the Canadian Wrapper; (vi) the fees and expenses of any transfer agent or registrar for the International Securities; (vii) all costs of advertising and legal notices; (viii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs; (ix) the fees and expenses of the Authorized Agent (as defined in Section 13 hereof); (x) all fees and expenses incurred in connection with the qualification of the ADRs for deposit with DTC; (xi) the costs and expenses of the Company relating to investor presentations arranged by the Company on any “road show” undertaken in connection with the marketing of the International Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; (xii) the fees and expenses incurred in connection with the listing of the ADSs on the New York Stock Exchange; (xiii) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees; and (xiv) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the International Securities made by the International Underwriters caused by a breach of the representation contained in the seventh paragraph of Section 1(a)(ii) hereof.

(b) Expenses of the BSPC. [The BSPC will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the International Securities to the International Underwriters, and their transfer between the International Underwriters pursuant to any Agreement among International Underwriters, (ii) the fees and disbursements of its counsel and other advisors, and (iii) any fees and disbursements payable to the Securities Trustee and the Securities Sub-trustee in accordance with the terms of the Trust Arrangement Agreements.]

(c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company (in the case of termination in accordance with the provisions of Section 5 (other than as a result of the failure of the conditions specified in Sections 5(i) or 5(p) to the extent any such failure relates to the BSPC) or 9(a)(i)) and the BSPC (in the case of termination in accordance with the provisions of Section 5 (as a result of the failure of the conditions specified in Sections 5(i) or 5(p) to the extent any such failure relates to the BSPC) shall reimburse the International Underwriters for all of their out-of-pocket expenses[, including the reasonable fees and disbursements of counsel for the International Underwriters].

(d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the BSPC have made or may make for the sharing of such costs and expenses.

SECTION 5. Conditions of International Underwriters’ Obligations. The obligations of the several International Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the BSPC, the Securities Trustee or the Securities Sub-trustee delivered pursuant to the provisions hereof, to the performance by each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Filing of Prospectus; Payment of Filing Fee. Each of the Registration Statement and the ADR Registration Statements has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement or either of the ADR Registration Statements shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B). The Company shall have paid the required Commission filing fees relating to the International Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b) Opinion and Letter of U.S. Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion and a letter, dated as of Closing Time, of Shearman & Sterling LLP, United States counsel for the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the International Underwriters may reasonably request.

(c) Opinion of Japanese Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion and a letter, dated as of the Closing Time, of Nagashima Ohno & Tsunematsu, Japanese counsel for the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the International Underwriters may reasonably request.

(d) Opinion of General Counsel for each of Toyota Financial Services Americas Corporation and Toyota Motor Credit Corporation. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of the general counsel of each of Toyota Financial Services Americas Corporation and Toyota Motor Credit Corporation, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letters for each of the other International Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the International Underwriters may reasonably request.

(e) Opinion and Letter of U.S. Counsel for International Underwriters. At Closing Time, the Representatives shall have received the favorable opinion and a letter, dated as of Closing Time, of Simpson Thacher & Bartlett LLP, United States counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters with respect to such matters as the Representatives may reasonably require.

(f) Opinion of Japanese Counsel for the International Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Anderson Mori & Tomotsune, Japanese counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters with respect to such matters as the Representatives may reasonably require.

(g) Opinion of Counsel for the Depositary. At the Closing Time, Emmet Marvin & Martin, LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated the Closing Time, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters to the effect set forth in Exhibit D hereto and to such further effect as counsel to the International Underwriters may reasonably request.

(h) Officer’s Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate signed by a Director of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement or either of the ADR Registration Statements has been issued and no proceedings for that purpose have been instituted or are pending or, to his or her knowledge, contemplated by the Commission.

(i) Certificate of the BSPC. At Closing Time, the Representatives shall have received a certificate from the BSPC, dated as of Closing Time, to the effect that (i) the representations and warranties of the BSPC contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the BSPC has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

(j) Certificate of Securities Trustee. At Closing Time, the Representatives shall have received a certificate from the Securities Trustee, dated as of Closing Time, to the effect that (i) the representations and warranties of the Securities Trustee contained in Section 1(c) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Securities Trustee has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

(k) Certificate of Securities Sub-trustee. At Closing Time, the Representatives shall have received a certificate from the Securities Sub-trustee, dated as of Closing Time, to the effect that (i) the representations and warranties of the Securities Sub-trustee contained in Section 1(d) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Securities Sub-trustee has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

(l) Accountant’s Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers Aarata a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other International Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(m) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers Aarata a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (l) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(n) Japanese Underwriting Agreement, Trust Arrangement Agreements and Deposit Agreement. None of the Japanese Underwriting Agreement, the Trust Arrangement Agreements or the Deposit Agreement shall have been terminated and each shall remain in full force and effect.

(o) Form W-8. On or prior to the Closing Time, the Representatives shall have received from the BSPC a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(p) Additional Documents. At Closing Time, counsel for the International Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the sale of the International Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee in connection with the sale of the International Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the International Underwriters.

(q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company and the BSPC at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of International Underwriters. The Company agrees to indemnify and hold harmless each International Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its licensed broker-dealers in relevant jurisdictions who participate in the offer and sale of the International Securities and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or either of the ADR Registration Statements (or any amendment thereto), including the Rule 430B Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the BSPC or by any International Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of the Company and International Underwriters by the BSPC. The BSPC agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each International Underwriter, its Affiliates, its selling agents and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only to the extent that such untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) relate to the BSPC.

(c) Indemnification of Company, Directors and Officers and the BSPC. Each International Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the BSPC and each person, if any, who controls the BSPC within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through the Representatives expressly for use therein.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (A) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (B) provides written notice to the indemnified party disputing the unpaid balance in good faith and substantiating the unpaid balance as unreasonable, in each case prior to the date of settlement, subject to provision of notice by the indemnified party in accordance with (i) and (ii) above.

(f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement between the Company and the BSPC with respect to indemnification.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the BSPC on the one hand and the International Underwriters on the other hand from the offering of the International Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the BSPC on the one hand and of the International Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the BSPC on the one hand and the International Underwriters on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the BSPC and the total underwriting discount received by the International Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the International Securities as set forth on the cover of the Prospectus.

The relative fault of the Company and the BSPC on the one hand and the International Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the BSPC or by the International Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the BSPC and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls a International Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each International Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the BSPC within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the BSPC, as the case may be. The International Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of International Securities set forth opposite their respective names in Schedule A hereto and not joint.

The provisions of this Section shall not affect any agreement between the Company and the BSPC with respect to contribution.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the BSPC, the Securities Trustee or the Securities Sub-trustee submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any International Underwriter or its Affiliates or selling agents, any person controlling any International Underwriter, its officers or directors, any person controlling the Company or any person controlling the BSPC, the Securities Trustee or the Securities Sub-trustee and (ii) delivery of and payment for the International Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, Japan or Europe any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the

International Securities or to enforce contracts for the sale of the International Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Tokyo Stock Exchange, the New York Stock Exchange or the London Stock Exchange, or if trading generally on the Tokyo Stock Exchange, the New York Stock Exchange, the London Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the Clearstream or Euroclear systems in Europe, or (v) if a banking moratorium has been declared in Japan, England, the United States generally or New York State by the relevant authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the International Underwriters. If one or more of the International Underwriters shall fail at Closing Time to purchase the International Securities which it or they are obligated to purchase under this Agreement (the “Defaulted International Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted International Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted International Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting International Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Underwriters, or

(ii) if the number of Defaulted International Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting International Underwriter.

No action taken pursuant to this Section shall relieve any defaulting International Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the (i) Representatives or (ii) the Company and the BSPC shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, either of the ADR Registration Statements or the Prospectus or in any other documents or arrangements. As used herein, the term “International Underwriter” includes any person substituted for an International Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Underwriters shall be directed to the Representatives c/o Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention of Transaction Management Group and c/o Nomura Securities International Inc., 2 World Financial Center, Building B, New York, New York 10281, attention of office of General Counsel; notices to the Company shall be directed to it at •, attention of •; notices to the BSPC shall be directed to •, attention of •; notices to the Securities Trustee shall be directed to •, attention of •; and notices to the Securities Sub-trustee shall be directed to •, attention of •.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee acknowledges and agrees that (a) the purchase and sale of the International Securities pursuant to this Agreement, including the determination of the public offering price of the International Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, on the one hand, and the several International Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each International Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee, or any of their respective stockholders, creditors, employees or any other party, (c) no International Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such International Underwriter has advised or is currently advising the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee on other matters) and no International Underwriter has any obligation to the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the International Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, and (e) the International Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee have consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Consent to Jurisdiction; Appointment of Agent for Service of Process. Each of the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee and the International Underwriters irrevocably (i) agrees, for the benefit of the International Underwriters, that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”), (ii) waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding and agrees not to plead or claim in any such proceeding that any such action or proceeding has been brought in an inconvenient forum and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the International Underwriters and the other persons referred to in Sections 6 and 7 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over any of the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee, or bring actions, suits or proceedings against any of the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Japan. The Company has appointed Toyota Motor Sales, U.S.A., Inc. as its authorized agent (the “Company Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any International Underwriter or by any person who controls any International Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The BSPC has appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “BSPC Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any International Underwriter or by any person who controls any International Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Securities Trustee has appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “Securities Trustee Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any International Underwriter or by any person who controls any International Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Securities Sub-trustee has appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “Securities Sub-trustee Authorized Agent” and, together with the Company Authorized Agent, the BSPC Authorized Agent and the Securities Trustee Authorized Agent, the “Authorized Agents”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any International Underwriter or by any person who controls any International Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The appointment by each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee of its respective Authorized Agent shall be irrevocable. Each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee represents and warrants that its respective Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the respective Authorized Agent of each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, and written notice of such service mailed or delivered to the each of the Company, the BSPC, the Securities Trustee or the Securities Sub-trustee, respectively, at its respective address provided in Section 11 hereof shall be deemed in every respect, effective service of process upon each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, respectively.

SECTION 14. [Reserved]

SECTION 15. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee, in each case solely to the extent that such party bears liability in respect of such judgment or order, will indemnify each International Underwriter against any loss incurred by such International Underwriter as a result of any variation as between (i) the rate of exchange between the judgment currency and the United States dollar as of the date such judgment or order is entered and (ii) the rate of exchange at which such International Underwriter is first able to purchase United States dollars through normal banking procedures in the City of New York with the amount of the judgment currency actually received by such International Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

SECTION 16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee and the International Underwriters, or any of them, with respect to the subject matter hereof.

SECTION 17. Parties. This Agreement shall each inure to the benefit of and be binding upon the International Underwriters, the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Underwriters, the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Underwriters, the Company, the BSPC, the Securities Trustee, the Securities Sub-trustee and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any International Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 19. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Underwriters, the Company, the BSPC, the Securities Trustee and the Securities Sub-trustee in accordance with its terms.

Very truly yours,

TOYOTA MOTOR CORPORATION

By
Name:
Title:

BANKS’ SHAREHOLDINGS PURCHASE CORPORATION

By
Name:
Title:

MITSUI ASSET TRUST AND BANKING COMPANY, LIMITED

By
Name:
Title:

JAPAN TRUSTEE SERVICES BANK, LTD.

By
Title:
Name:

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
NOMURA SECURITIES INTERNATIONAL, INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By
Authorized Signatory

By: NOMURA SECURITIES INTERNATIONAL, INC.

By
Authorized Signatory

For themselves and as representatives of the other International Underwriters named in Schedule A hereto.

SCHEDULE A

Name of International Underwriter	Number of International Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated	•
Nomura Securities International, Inc.	•
•	•
•	•
•	•
•	•

•
Total	•

Sch A-1

SCHEDULE B

PRICING INFORMATION

1.	With respect to investors electing delivery in the form of ADSs:

Initial Public Offering Price per ADS: $•.[1]

2.	With respect to investors electing delivery in the form of Shares:

Initial Public Offering Price per Share: ¥•.

[1]	As prescribed in Section 2(b) of the International Underwriting Agreement, the payment by the Representatives of the purchase price for the International Securities (including for the International Securities to be delivered in the form of ADSs) will be made in Japanese yen. For purposes of determining the initial public offering price per ADS above, the U.S. dollar equivalent shall be calculated at a rate of U.S. $1 to ¥•.

Sch B-1

SCHEDULE C

Sch C-1

Exhibit A

FORM OF OPINION OF U.S. COUNSEL TO THE COMPANY, THE BSPC,

THE SECURITIES TRUSTEE AND THE SECURITIES SUB-TRUSTEE

TO BE DELIVERED PURSUANT TO SECTION 5(b)

A-1

Exhibit B

FORM OF OPINION OF JAPANESE COUNSEL TO THE COMPANY, THE BSPC,

THE SECURITIES TRUSTEE AND THE SECURITIES SUB-TRUSTEE

TO BE DELIVERED PURSUANT TO SECTION 5(c)

B-1

Exhibit C

FORM OF OPINION OF GENERAL COUNSEL OF EACH OF TOYOTA FINANCIAL SERVICES AMERICAS CORPORATION AND TOYOTA MOTOR CREDIT CORPORATION

TO BE DELIVERED PURSUANT TO SECTION 5(d)

Toyota Financial Services Americas Corporation:

Toyota Motor Credit Corporation:

C-1

Exhibit D

FORM OF OPINION OF EMMET, MARVIN & MARTIN, COUNSEL TO THE DEPOSITARY,

TO BE DELIVERED PURSUANT TO SECTION 5(D)

D-1